EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Meritage Homes Corporation (the “Company”) for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, certify, to the best of our knowledge, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MERITAGE HOMES CORPORATION,
a Maryland Corporation

By	/s/ STEVEN J. HILTON
Steven J. Hilton
Co-Chief Executive Officer

March 14, 2006

By	/s/ JOHN R. LANDON
John R. Landon
Co-Chief Executive Officer

March 14, 2006

By	/s/ LARRY W. SEAY
Larry W. Seay
Executive Vice President and Chief Financial Officer

March 14, 2006